Supplement to the
Fidelity® Select Portfolios®
Consumer Discretionary Sector
April 28, 2018
Prospectus

The Board of Trustees has approved, subject to shareholder approval, a proposal to modify Multimedia Portfolio’s fundamental concentration policy. A meeting of the shareholders of the fund will be held during the fourth quarter of 2018 to vote on this proposal. If the proposal is approved by shareholders, Multimedia Portfolio will (i) change its name to Communication Services Portfolio, (ii) change its 80% policy to normally invest at least 80% of its assets in securities of companies principally engaged in business activities related to the development, production or distribution of communication services, and (iii) change its supplemental benchmark index to the MSCI US IM Communication Services 25/50 Index. If the proposal is approved, these changes will take effect on December 1, 2018 or the first day of the month following the shareholder meeting if the meeting is adjourned.

Shareholders should read the proxy statement, which contains important information about the proposal, when it becomes available. For a free copy of the proxy statement, please contact Fidelity at 1-800-544-8544. The proxy statement will also be available on the Securities and Exchange Commission’s web site (www.sec.gov). Results of the shareholder meeting will appear in the fund’s next shareholder report, or can be obtained by calling Fidelity at 1-800-544-8544.

Pending shareholder approval of the fund’s proposal to modify its concentration policy; effective December 1, 2018, the following information replaces the similar information for Multimedia Portfolio found in the “Fund Summary” section under the heading “Principal Investment Strategies”.

Normally investing at least 80% of assets in securities of companies principally engaged in business activities related to the development, production, or distribution of communication services.

The following information replaces similar information for Retailing Portfolio found in the “Fund Summary” section under the “Portfolio Manager(s)” heading.

Boris Shepov (co-manager) has managed the fund since May 2018.

Nicola Stafford (co-manager) has managed the fund since October 2016.

It is expected that Ms. Stafford will transition off of the fund effective November 2018. At that time, Mr. Shepov will assume sole portfolio management responsibilities for the fund.

Pending shareholder approval of the fund’s proposal to modify its concentration policy; effective December 1, 2018, the following information replaces the similar information for Multimedia Portfolio found in the “Investment Details” section under the heading “Principal Investment Strategies”.

The fund invests primarily in companies engaged in business activities related to the development, production, or distribution of communication services.

The following information replaces the biographical information found in the "Fund Management" section under the "Portfolio Manager(s)" heading.

Boris Shepov is co-manager of Retailing Portfolio, which he has managed since May 2018. Since joining Fidelity Investments in 2008, Mr. Shepov has worked as a research analyst and portfolio manager.

Nicola Stafford is co-manager of Retailing Portfolio, which she has managed since October 2016. She also manages other funds. Since joining Fidelity Investments in 2001, Ms. Stafford has worked as a research analyst and portfolio manager. She is also a member of FMR's Stock Selector Large Cap Group.

It is expected that Ms. Stafford will transition off of the fund effective November 2018. At that time, Mr. Shepov will assume sole portfolio management responsibilities for the fund.

SELCON-18-03 1.913699.127	June 22, 2018

Supplement to the
Fidelity® Select Portfolios®
April 28, 2018
STATEMENT OF ADDITIONAL INFORMATION

The Board of Trustees has approved, subject to shareholder approval, a proposal to modify Multimedia Portfolio’s fundamental concentration policy. A meeting of the shareholders of the fund will be held during the fourth quarter of 2018 to vote on this proposal. If the proposal is approved by shareholders, Multimedia Portfolio will (i) change its name to Communication Services Portfolio, (ii) change its 80% policy to normally invest at least 80% of its assets in securities of companies principally engaged in business activities related to the development, production or distribution of communication services, and (iii) change its supplemental benchmark index to the MSCI US IM Communication Services 25/50 Index. If the proposal is approved, these changes will take effect on December 1, 2018 or the first day of the month following the shareholder meeting if the meeting is adjourned.

Shareholders should read the proxy statement, which contains important information about the proposal, when it becomes available. For a free copy of the proxy statement, please contact Fidelity at 1-800-544-8544. The proxy statement will also be available on the Securities and Exchange Commission’s web site (www.sec.gov). Results of the shareholder meeting will appear in the fund’s next shareholder report, or can be obtained by calling Fidelity at 1-800-544-8544.

Pending shareholder approval of the fund’s proposal to modify its concentration policy; effective December 1, 2018, the following information replaces similar information for Multimedia Portfolio found in the "Investment Policies and Limitations" section.

Concentration

For Communication Services Portfolio (fka Multimedia Portfolio):

The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund’s total assets would be invested in the securities of issuers principally engaged in the communication services industries.

The following information supplements information for Energy Service Portfolio found in the “Management Contracts” section.

The following table provides information relating to other accounts managed by Ms. Banfield as of March 31, 2018:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	1	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$406	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Energy Service Portfolio ($406 (in millions) assets managed). The amount of assets managed of a fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of March 31, 2018, the dollar range of shares of Energy Service Portfolio beneficially owned by Ms. Banfield was none.

SELB-18-06 1.475630.207	June 22, 2018